Exhibit 10.1

AMENDMENT NO. 2 TO SECOND AMENDED AND

RESTATED AGREEMENT OF LIMITED PARTNERSHIP

OF TRADE STREET OPERATING PARTNERSHIP, LP

September 11, 2015

THIS AMENDMENT NO. 2 (the “Amendment”) to the Second Amended and Restated Agreement of Limited Partnership (the “OP Agreement”) of Trade Street Operating Partnership, LP, a Delaware limited partnership (the “Operating Partnership”), dated March 26, 2013 and as amended on February 23, 2014, is made and entered into effective as of September 11, 2015 by and among Trade Street OP GP, LLC, a Delaware limited liability company and the general partner of the Operating Partnership (the “General Partner”), Trade Street Residential, Inc. (the “Parent”), and Michael D. Baumann and Heidi Baumann (collectively, the “Outside Limited Partners”).

WHEREAS, the Outside Limited Partners are the sole and legal beneficial owners and record holders of 2,343,500 units of limited partnership interest (the “TSR OP Units”) in the Operating Partnership;

WHEREAS, the General Partner, the Parent and the Outside Limited Partners (collectively, the “Partners”) comprise all the partners of the Operating Partnership;

WHEREAS, on May 11, 2015, Independence Realty Trust, Inc., a Maryland corporation (“IRT”), Independence Realty Operating Partnership, LP, a Delaware limited partnership (“IRT OP”), Adventure Merger Sub LLC, a Delaware limited liability company and direct wholly owned subsidiary of IRT OP (“OP Merger Sub”), IRT Limited Partner, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of IRT OP (“IRT LP LLC”), Parent and the Operating Partnership entered into that certain Agreement and Plan of Merger (the “Merger Agreement”), which provides for (i) the merger of OP Merger Sub with and into the Operating Partnership with the Operating Partnership being the surviving entity (the “Partnership Merger”) and (ii) the merger of Parent with and into IRT LP LLC with IRT LP LLC being the surviving entity (the “Company Merger” and, together with the Partnership Merger, the “Merger”);

WHEREAS, pursuant to the terms of the Merger Agreement, upon the consummation of the Partnership Merger, TSR OP Units were to be automatically converted into the right to receive consideration consisting of a combination of cash and common units of limited partnership interest in IRT OP (“IROP Units”);

WHEREAS, the parties now desire for the Outside Limited Partners to contribute their TSR OP Units to IRT OP in exchange for IROP Units, effective as of immediately prior to the closing of the Partnership Merger, in lieu of the Outside Limited Partners receiving cash and IROP Units in the Partnership Merger, and the parties to the Merger Agreement have entered into Amendment No. 1 thereto to provide for certain adjustment resulting from the Outside Limited Partners’ contribution of their TSR OP Units to IRT OP prior to the Partnership Merger;

WHEREAS, Section 11.03 of the OP Agreement provides that no Limited Partner (as such term is defined therein) may transfer all or any portion of its Partnership Interest (as such term is defined therein) without the written consent of the General Partner and, among other conditions, that the General Partner will not consent to any transfer unless such transfer is effective as of the first day of a fiscal quarter of the Operating Partnership; and

WHEREAS, the Partners desire to amend the OP Agreement in the manner and on the terms set forth below; and

WHEREAS, except to the extent amended by this Amendment No. 2, the Partners intend that the OP Agreement continue in full force and effect, as amended herein.

NOW, THEREFORE, the Partners, intending to be legally bound, hereby approve, adopt and consent to an amendment to the OP Agreement whereby Section 11.03(c)(iv) of the OP Agreement is deleted in its entirety.

In all other respects, the OP Agreement shall remain in full force and effect as amended by the foregoing.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have signed and delivered this Amendment No. 2 as of the day and year first above written.

GENERAL PARTNER:

Trade Street OP GP, LLC

By:	Trade Street Residential, Inc., its sole member

by:	/s/ Richard Ross
	Name:	Richard Ross
	Title:	Chief Executive Officer

LIMITED PARTNERS:

Trade Street Residential, Inc.

by:	/s/ Richard Ross
	Name:	Richard Ross
	Title:	Chief Executive Officer

/s/ Michael D. Baumann
	Name:	Michael D. Baumann

/s/ Heidi Baumann
	Name:	Heidi Baumann

[Signature Page to Amendment No. 2 to Second Amended and Restated Agreement of Limited Partnership of Trade Street Operating Partnership, LP]